SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 22, 2004


                              INVACARE CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      OHIO
                 (State or Other Jurisdiction of Incorporation)


            0-12938                                  95-2680965
      -------------------                       -------------------
     (Commission File No.)                (IRS Employer Identification No.)


               One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (440) 329-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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Item 12.  Results of Operation and Financial Condition.

          On January 22, 2004, Invacare Corporation issued a press release announcing results for the quarter and year ended December 31, 2003. The press release is furnished herewith as Exhibit 99.1.

          The attached press release contains a non-GAAP measure. The company has provided a reconciliation of the non-GAAP measure to the most directly comparable GAAP measure in the press release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Invacare Corporation

                                        By: /s/ Gregory C. Thompson
                                        ---------------------------
                                        Gregory C. Thompson
                                        Senior Vice President and
                                        Chief Financial Officer



Date:  January  22,  2004